Exhibit 10.1



                           EIGHTH AMENDMENT AGREEMENT

     THIS EIGHTH AMENDMENT AGREEMENT (this "Amendment"), entered into on December 5, 2006, by and between Promethean Industries, Inc., a Delaware corporation ("Promethean"), New Century Energy Corp., a Colorado corporation ("NCEC"), and Laurus Master Fund, Ltd. ("Laurus"), and acknowledged by Century Resources, Inc. ("CRI") and Gulf Coast Oil Corporation ("Gulf Coast").

                                   BACKGROUND

     NCEC and Laurus are parties to (a) a Securities Purchase Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "June 2005 SPA"); (b) a Securities Purchase Agreement dated as of September 19, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "September 2005 SPA" together with the June 2005 SPA, each a "Purchase Agreement" and collectively, the "Purchase Agreements") pursuant to which Laurus provided NCEC with certain financial accommodations; and (c) NCEC and Laurus are parties to a Registration Rights Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement") pursuant to which NCEC, among other things, has agreed to file a registration statement covering the Registrable Securities (as therein defined).

     In connection with the (a) June 2005 SPA, NCEC executed a Secured Convertible Term Note dated as of June 30, 2005 in favor of Laurus in the original principal amount of $15,000,000 (as amended, restated, supplemented or otherwise modified from time to time), which Secured Convertible Term Note was amended by NCEC's entry into the Amended and Restated Secured Convertible Term Note on December 30, 2005, which was effective as of June 30, 2004 (the "Convertible Note"), a Common Stock Purchase Warrant to purchase up to 7,258,065 shares of NCEC common stock, which has since been assigned to Promethean (the "Warrant") and an Option to purchase up to 10,222,784 shares of NCEC common stock, which a portion has been exercised and 6,547,784 shares remain to be exercised, which remaining portion has been assigned to Promethean (the "June Option") and (b) the September 2005 SPA, NCEC executed a Secured Term Note dated as of September 19, 2005 in favor of Laurus in the original principal amount of $9,500,000 (as amended, restated, supplemented or otherwise modified from time to time).

     In December 2005, in connection with the parties entry into a Third Amendment Agreement, NCEC issued Laurus an Option to purchase up to 5,061,392 shares of NCEC common stock, which has since been assigned to Promethean (the "December Option").

     In April 2006, NCEC's wholly owned subsidiary, Gulf Coast, a Delaware corporation, entered into a Securities Purchase Agreement with Laurus (the "Gulf Coast Securities Purchase Agreement"), whereby Gulf Coast sold a $40,000,000 Secured Term Note to Laurus (the "Gulf Coast Note") and a Common Stock Purchase Warrant (the "Gulf Coast Warrant"), and entered into various other Related Agreements, as defined in the Gulf Coast Securities Purchase Agreement (the "Gulf Coast Related Agreements"). NCEC guaranteed all of Gulf Coasts obligations and liabilities to Laurus pursuant to a Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the "NCEC Guaranty").

     NCEC and Laurus have agreed to amend the Registration Rights Agreement, Warrant, June Option and December Option (collectively the "Options") on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendment  to  Warrant.  Subject  to  satisfaction  of  the  conditions
       ----------------------
precedent set forth in Section 4 below, Section 2.2 of the Warrant is hereby deleted in its entirety and the following new Section 2.2. inserted in lieu thereof:

          "2.2 (a) Exercise. Payment may be made either (i) in cash in immediately available funds or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of this Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of this Warrant in accordance with the formula set forth in subsection (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

          (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                       X=          Y(A-B)
                                  -------
                                     A

                       Where X =  the  number  of  shares o  Common Stock to  be
                                  issued  to  the  Holder

                       Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

                       A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                       B = the Exercise Price per share (as adjusted to the date of such calculation)

     Notwithstanding anything to the contrary set forth in Section 2.2(a) above, (i) to the extent that a registration statement registering all of the shares of Common Stock of the Company issuable upon exercise of this Warrant has been declared effective by the Securities and Exchange Commission and remains effective as of the date of the proposed exercise set forth in an Exercise Notice, the Holder shall upon such proposed exercise, make payment to the Company of each respective Exercise Price set forth in such Exercise Notice in cash by wire transfer of immediately available funds or by certified or official bank check only, and (ii) the cashless exercise option set forth in Section 2.2(a)(ii) above shall only be available to the Holder (subject to Section 2.2(b)(i)), after December 4, 2007."

2.     Amendment  to  Options.  Subject  to  satisfaction  of  the  conditions
       ----------------------
precedent set forth in Section 4 below, Section 2.2 of the Options is hereby deleted in its entirety and the following new Section 2.2. is inserted in lieu thereof:

          "2.2 (a) Exercise. Payment may be made either (i) in cash in immediately available funds or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of this Option, or shares of Common Stock and/or Common Stock receivable upon exercise of this Option in accordance with the formula set forth in subsection (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

          (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being exercised) by surrender of this Option at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                       X=          Y(A-B)
                                   -------
                                       A

                       Where X =   the  number  of  shares  of  Common  Stock to
                                   be  issued  to  the  Holder

                       Y = the number of shares of Common Stock purchasable under this Option or, if only a portion of this Option is being exercised, the portion of this Option being exercised (at the date of such calculation)

                       A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                       B = the Exercise Price per share (as adjusted to the date of such calculation)

     Notwithstanding anything to the contrary set forth in Section 2.2(a) above, the cashless exercise option set forth in Section 2.2(a)(ii) above shall only be available to the Holder, upon the earlier of (i) the date a registration statement registering all of the shares of Common Stock issuable in connection with the exercise of the Warrant issued as of June 30, 2005 by the Company to the Holder is declared effective with the Securities and Exchange Commission, and (ii) December 4, 2007.

3.      Amendment  to Registration Rights Agreement.  NCEC hereby agrees to, and
        -------------------------------------------
Promethean and Laurus hereby acknowledge that NCEC will only register the shares of Common Stock issuable to Laurus in connection with the exercise of the Warrant on the Registration Statement (as defined in the SPA and as revised to the extent necessary to reflect Promethean as an additional selling shareholder), and each party hereto agrees that all provisions of the Registration Rights Agreement and Related Agreements describing Registrable Securities (as defined in the Registration Rights Agreement), shall refer only to the shares of common stock issuable in connection with the exercise of the Warrant, and NCEC shall not be responsible for registering any of the other shares convertible in connection with the Note, or issuable in connection with the exercise of the Options, including but not limited to the 3,675,000 shares of common stock previously issued to Laurus in connection with a partial exercise of the June Option.

4.     Conditions  of Effectiveness.  This Amendment shall become effective upon
       ----------------------------
due execution by each of the parties hereto and upon receipt by Laurus of a copy of this Amendment duly executed by NCEC and consented and agreed to by CRI and Gulf Coast (together with CRI and NCEC, each a "Company" and collectively, "Companies").

5.     Representations  and  Warranties.  The  Companies  hereby  represent  and
       --------------------------------
warrant  as  follows:

          (a) This Amendment, the Purchase Agreements and the Registration Rights Agreement, as amended hereby, constitute legal, valid and binding obligations of the Companies party thereto and are enforceable against such Companies in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, each Company hereby reaffirms all covenants, representations and warranties made in each Purchase Agreement, the Related Agreements (as therein defined), the Gulf Coast Related Agreements and the Registration Rights Agreement, as applicable, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No event of default has occurred and is continuing or would exist under any document, instrument or agreement by and between any Company, Promethean, and/or Laurus after giving effect to this Amendment.

          (d) No Company has any defense, counterclaim or offset with respect to any Purchase Agreement, the Registration Rights Agreement or any other Related Agreement (as defined in each Purchase Agreement).

     6.  Effect  on  the  Securities.
         ---------------------------

          (a) Upon the effectiveness of Sections 1 and 2 hereof, each reference in the Securities, the Purchase Agreement, the Registration Agreement and any other Related Agreement to "Warrant," "Option," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to such Security, as amended hereby.

          (b) Upon the effectiveness of Section 3 hereof, each reference in the Registration Rights Agreement, Securities, Purchase Agreement or Related Agreements to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Registration Rights Agreement, as applicable, as amended hereby and the Gulf Coast Related
     Agreements and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) Except as specifically amended herein, each Security, the Purchase Agreement and the other Related Agreements shall remain in full force and effect and are hereby ratified and confirmed.

          (d) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of the Securities, the Purchase
     Agreement or any other Related Agreement or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.     Headings.  Section  headings  in  this  Amendment are included herein for
       --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.     Disclosure.     NCEC understands that it has an affirmative obligation to
       ----------
make prompt public disclosure of material agreements and material amendments to such agreements. It is NCEC's determination that this Amendment and the terms and provisions of this Amendment, (collectively, the "Information") are material. NCEC hereby agrees to file a Form 8-K disclosing the Amendment and the terms and provisions of this Amendment within four (4) business days of the execution of this Amendment.

9. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

10.     Counterparts;  Facsimile.  This Amendment may be executed by the parties
        ------------------------
hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



                           [Signature Pages to Follow]

IN WITNESS WHEREOF, this Eighth Amendment Agreement has been duly executed as of the day and year first written above.

                                        NEW  CENTURY  ENERGY  CORP.


                                        By: /s/ Edward R. DeStefano
                                           ------------------------------
                                             Name:  Edward  R.  DeStefano
                                             Title:  President

                                        LAURUS  MASTER  FUND,  LTD.

                                        By: /s/ Eugene Grin
                                            -----------------------------
                                             Name:  Eugene  Grin
                                             Title:  Director

                                        PROMETHEAN  INDUSTRIES,  INC.

                                        By: /s/ Eugene Grin
                                           -----------------------------
                                             Name:  Eugene  Grin
                                             Title:  President


                                        CONSENTED  AND  AGREED  TO:

                                        CENTURY  RESOURCES,  INC.

                                        By: /s/ Edward R. DeStefano
                                           -----------------------------
                                            Name:  Edward  R.  DeStefano
                                            Title:  President

                                        GULF  COAST  OIL  CORPORATION

                                        By: /s/ Edward R. DeStefano
                                           -----------------------------
                                            Name:  Edward  R.  DeStefano
                                            Title:  President